SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 6, 2007

UNITED RENTALS, INC. UNITED RENTALS (NORTH AMERICA), INC.
(Exact name of Registrants as Specified in their Charters)

Delaware Delaware	001-14387 001-13663	06-1522496 06-1493538
(States or Other Jurisdiction of Incorporation)	(Commission file Numbers)	(IRS Employer Identification Nos.)

Five Greenwich Office Park, Greenwich, CT		06831
(Address of Principal Executive Offices)		(Zip Code)

Registrants’ telephone number, including area code (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

United Rentals, Inc. announced today that Mark Suwyn resigned from its Board of Directors, effective July 6, 2007.  Following his resignation, the Board has 12 members, nine of whom the Board has previously determined are independent under NYSE rules.  Mr. Suwyn also serves as chief executive officer of NewPage Corporation.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 6th day of July, 2007.

UNITED RENTALS, INC.

By:	/s/ Roger E. Schwed

Name:	Roger E. Schwed
Title:	General Counsel

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Roger E. Schwed

Name:	Roger E. Schwed
Title:	General Counsel